Investor Update | KeyBanc NDR - April 28, 2021 8-K’ed on April 28, 2021 Thompson Falls Hydroelectric Facility

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

NorthWestern Energy Value Proposition 3 A pure electric and natural gas utility serving as stewards of critical energy infrastructure that provides essential services to a broad service territory spanning across Montana, South Dakota, Nebraska and Yellowstone National Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • History of strong earnings growth • 3.7% Non-GAAP EPS CAGR from 2011-2020 • 3%-6% long-term EPS growth going forward • History of annual dividend increases • Growing from $1.00 per share in 2005 to $2.48 in 2021 (annualized) • Competitive current dividend yield of 3.6% • Growing capital investment program • $400+ million annual investment and approximately 2.4x depreciation in 2021 • Significant generation capacity deficit with opportunity for investment • Diverse energy supply portfolio - already 65% carbon-free (MWh’s delivered) • Award winning and best practices corporate governance • Stable and flexible investment grade balance sheet • Ample liquidity (>$100 Millions) to weather uncertainty • History of stable customer growth, in excess of national average • Customer bills well below national average • Highest ever customer satisfaction scores

NWE - An Investment for the Long Term 4 • 100% pure electric & natural gas utility business with over 100 years of operating history • Solid economic indicators in service territory • Diverse electric supply portfolio ~65% hydro, wind & solar Black Eagle dam Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flow Attractive Future Growth Prospects Financial Goals & Metrics Best Practices Corporate Governance • Residential electric & gas rates below national average • Solid system reliability • Low leaks per 100 miles of pipe • Solid JD Power Overall Customer Satisfaction scores • Disciplined maintenance capital investment program to ensure safety and reliability • Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come • Further opportunity for energy supply investment to meet significant capacity shortfalls • Consistent track record of earnings & dividend growth • Strong cash flows aided by net operating loss carry- forwards anticipated to be available into 2021 • Strong balance sheet & investment grade credit ratings • Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater • Target 3%-6% EPS growth plus dividend yield to provide competitive total return • Target dividend payout ratio of 60%-70% 5th Best Governance Score

About NorthWestern 5 Montana Operations Electric 384,700 customers 24,877 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 203,700 customers 7,057 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 43.1 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,700 customers 813 miles of distribution pipeline Data as of 12/31/2020 South Dakota Operations Electric 63,900 customers 3,622 miles – transmission & distribution lines 411 MW nameplate owned power generation Natural Gas 48,000 customers 1,766 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 6 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Over $4.0 billion of rate base investment to serve our customers Data as reported in our 2020 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

7 Highly Carbon-Free Supply Portfolio Based upon 2020 MWH’s of owned and long-term contracted resources. Approximately 65% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation 8  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 9 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2018/2019 EEI Statistical Yearbook – Table 7.1 and EIA.gov Black Eagle Power House

A History of Growth 10 2011-2020 CAGR’s: GAAP EPS: 2.1% - Non-GAAP EPS: 3.7% - Dividend: 5.8% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Track Record of Delivering Results 11 Return on Equity on Non- GAAP Earnings within 8.3% - 10.5% band over the last 10 years with average of 9.4%. Total Shareholder Return is in line or better than our 12 peer average for the 1, 3 & 10 year periods but lags in the 5 year period, due in part to regulatory concerns in Montana during this period. See appendix for “Non-GAAP Financial Measures” * Peer Group: ALE, AVA, BKH, IDA, MGEE, NWN, OGE, OGS, OTTR, PNM, POR & SR

Investment for Our Customers’ Benefit 12 Over the past decade we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2011-2020 CAGRs Estimated Rate Base: 8.9% GAAP Diluted EPS: 2.1% 2008-2020 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.7%) 2008-2020 CAGRs US average electric bill: 1.3%* US average natural gas bill: (2.5%)**

Net Operating Losses & Effective Tax Rate 13 Cash Taxes: We anticipate NOLs to be available into 2021 with production tax and other credits to largely offset federal cash tax obligations into 2023. Effective Tax Rate: We anticipate the effective tax rate (ETR) for 2021 to be approximately (2.5%) to 2.5% of pre-tax income. Additionally, we anticipate our effective tax rate to reach approximately 10% by 202.

Balance Sheet Strength and Liquidity 14 Investment grade credit ratings (placed on negative outlook by Moody’s on March 12, 2021), liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target temporarily increased to $200 million due to uncertain economic conditions brought about by COVID-19.

Earnings Growth 15 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 4.3% from 2013 - 2020 NorthWestern affirms its 2021 earnings guidance range of $3.40 to $3.60 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the second quarter of 2021; • Normal weather for the remainder of the year in our electric and natural gas service territories; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted shares outstanding of approximately 51.5 million to 51.8 million. Continued investment in our system to serve our customers and communities is expected to provide annualized 4% - 5% growth in rate base and a targeted long-term earnings per share growth rate of 3% - 6%. Maintaining our 60% - 70% targeted dividend payout ratio, we anticipate the dividend growth rate to be in line with the EPS growth rate going forward.

2020 Non-GAAP to 2021 EPS Bridge 16 $2.60 - $2.75 $3.30-$3.45 Note: Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. Assumptions included in the 2021 Guidance includes, but not limited to, the following major assumptions: • Normal weather in our electric and natural gas service territories; • Continued Covid-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the second quarter of 2021; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted average shares outstanding of approximately 51.5 million to 51.8 million. We anticipate narrowing the 20 cent guidance range (to the standard 15 cent range) in the 2nd or 3rd quarter when we have a better sense Covid-19 impacts. Non-GAAP 2020 to 2021 midpoint EPS growth rate of 4.5%. $2.48 annualized dividend is expected to be at the upper end of our 60%-70% targeted payout of EPS.

Based on the results of the competitive solicitation process in South Dakota, approximately $100 million of incremental investment for SD generation is included in the projections above (2021-2023). This level of capital investment is anticipated to result in annualized rate base growth of 4%-5%. The projections do not include the results of the Montana RFP. Independent third-party analyses selected a portfolio of projects including our proposed 175 MW natural gas-fired generation plant near Laurel, Montana. If approved by the MPSC, our cost to construct this project is expected to be approximately $250 million (primarily over 2022-2023). Maintaining Capital Investment Forecast 17 • $2.1 billion of total capital investment over the five year period. • We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. We anticipate initiating a $200 million At-the-Market (ATM) offering during the second quarter of 2021. Any equity issuances will be sized to maintain and protect our current credit ratings. • Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions and other factors.

Generation Portfolio Update 18 Montana • Initial bids for the January 2020 RFP were received in July 2020. Bid submissions were evaluated by an independent party with the following portfolio of projects selected: • Laurel Generation Station - Construction of 175 MW of flexible reciprocating internal combustion engines (RICE) near Laurel, MT, which we will own. If we receive MPSC approval to build, the cost to construct this plant is expected to be approximately $250 million and be available for commercial operation in late 2023 / early 2024; and • Powerex Transaction – a 5-year power purchase agreement for 100 MW of capacity and energy products originating predominately from hydroelectric resources. We also signed a 20-year agreement for an energy storage contract with esVolta to fill the 5-hour duration tier identified in the January 2020 RFP. This 50 MW facility is to be located near Billings, MT and expected to be in operations on October 1, 2023. We expect to request MPSC approval of the Laurel Generation Station, and possibly the energy storage contract, in May 2021 with a decision approximately 9 months after filing. 60 MW of flexible capacity underway in Huron, SD South Dakota • Construction continues for a 60MW RICE project in Huron, SD to be online in late 2021 with total construction costs of approximately $80 million (~$40 million invested in 2020). • An additional 30-40 MW of flexible generation in Aberdeen, SD is in the planning stages and expected to be online in 2023 with a cost of approximately $60 million.

Transmission System Update 19 Electric Transmission: • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on- system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence.

Distribution Grid Update 20 5 Year Projects Grid of the FutureAccomplishments VISION: Turning risks into opportunities by evolving the business and adding new value systems. System Efficiencies •ADMS Enhancements •Fault Location, Isolation and Service Restoration (FLISR) Implementation •Distribution Energy Resource (DER) Integration Operational Efficiencies •DOC Transitions to Control •Montana AMI Customer Experiences •Customer Portals •Smart Apps Actionable Data •Key Performance Indicators •Predictive Analytics •Enterprise Connectivity New Technology •EV Charging •Micro Management System (MGMS) •Advanced DER Integration Customer Experiences •Advanced Apps & Controls •Predictive Analytics (i.e. Customer Bills) •Home Area Network •Customized Solutions Data Sharing •Multitenant Solutions •Transactive Controls •Emergency Management System (EMS) •Mobile Work Force Management (MWM) •Advanced Distribution Management System (ADMS) •SD/NE Advanced Meters Infrastructure (AMI) •Distribution Operations Center (DOC) •Smart Switch Program •Electric Segment I.D. •Missoula Educational Solar Pilot Project •Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone Nat. Park •Smart Grid Demonstration Project

February Cold Weather Event 21 • In February 2021, a prolonged cold spell resulted in record winter peak demand for electricity and natural gas. In our SD & NE service territories, natural gas costs for the month of February 2021 exceeded the total cost for all of 2020. • We recorded a regulatory asset of approximately $26 million for natural gas supply we incurred in Nebraska. Considering customer impacts, we proposed recovery of our costs over a two-year period. We expect the Nebraska Public Service Commission to issue a decision during the second quarter of 2021. • We recorded approximate $17.8 million as a regulatory asset for supply costs incurred in our SD jurisdiction for natural gas supply costs in February. The South Dakota Public Utilities Commission (SDPUC) issued an order allowing recovery over a one-year period, effective March 1, 2021. • In Montana, while the impact was still significant, the degree of price excursion was not as significant due to availability of Canadian gas (AECO) from the north. Our combination electric and gas system performed exceptionally well. However, energy imports during this period were critical to maintain services in Montana. • Each year we submit filings for recovery of purchased power, natural gas and property tax costs. The respective state commissions review these tracker filings and make cost recovery determinations based on prudency.

February Cold Weather Event (Montana) (Megawatts) (Megawatt Hours) The chart illustrates the actual contribution of energy, by resource, during February’s multi-day cold weather event, the capacity deficit, and the market price of power. (Thermal includes all thermal resources – 222 MW Colstrip Unit 4, mandatory-purchase Qualifying Facilities, and natural gas.) Hydro (484MW) Coal and Natural Gas (511MW) Solar (17MW) Wind (455MW) Resource Adequacy Requirement Accredited Capacity of current portfolio NWE Load Purchase Price Portfolio Resource Portfolio Resource Production 22

-900 -800 -700 -600 -500 -400 -300 -200 -100 0 2/ 10 /2 1 0: 00 2/ 10 /2 1 3: 00 2/ 10 /2 1 6: 00 2/ 10 /2 1 9: 00 2/ 10 /2 1 12 :0 0 2/ 10 /2 1 15 :0 0 2/ 10 /2 1 18 :0 0 2/ 10 /2 1 21 :0 0 2/ 11 /2 1 0: 00 2/ 11 /2 1 3: 00 2/ 11 /2 1 6: 00 2/ 11 /2 1 9: 00 2/ 11 /2 1 12 :0 0 2/ 11 /2 1 15 :0 0 2/ 11 /2 1 18 :0 0 2/ 11 /2 1 21 :0 0 2/ 12 /2 1 0: 00 2/ 12 /2 1 3: 00 2/ 12 /2 1 6: 00 2/ 12 /2 1 9: 00 2/ 12 /2 1 12 :0 0 2/ 12 /2 1 15 :0 0 2/ 12 /2 1 18 :0 0 2/ 12 /2 1 21 :0 0 2/ 13 /2 1 0: 00 2/ 13 /2 1 3: 00 2/ 13 /2 1 6: 00 2/ 13 /2 1 9: 00 2/ 13 /2 1 12 :0 0 2/ 13 /2 1 15 :0 0 2/ 13 /2 1 18 :0 0 2/ 13 /2 1 21 :0 0 2/ 14 /2 1 0: 00 2/ 14 /2 1 3: 00 2/ 14 /2 1 6: 00 2/ 14 /2 1 9: 00 2/ 14 /2 1 12 :0 0 2/ 14 /2 1 15 :0 0 2/ 14 /2 1 18 :0 0 2/ 14 /2 1 21 :0 0 2/ 15 /2 1 0: 00 2/ 15 /2 1 3: 00 2/ 15 /2 1 6: 00 2/ 15 /2 1 9: 00 2/ 15 /2 1 12 :0 0 2/ 15 /2 1 15 :0 0 2/ 15 /2 1 18 :0 0 2/ 15 /2 1 21 :0 0 M eg aW at ts (M W ) Date & Time 850 MW Net Import NorthWestern consistently imports significant volumes of power to serve Montana customers during peak usage periods. Large Electricity Imports Were Critical (Montana) • Regional events helped avoid outages • Colder weather shifted to the east • Outages in Oregon meant more power was available to purchase • Market prices spiked as the event went on • Transmission system for imports significantly constrained Net Electricity Imports into Montana – Feb. 10-15, 2021 (“-” Represents Energy Import) 23

Looking Forward (Regulatory) 24 • We do not expect to make general rate case filings in any of our regulatory jurisdictions during 2021. We have made or anticipate making several other regulatory filings, primarily in our Montana jurisdiction, including: • An April 15, 2021 filing requesting to delay the implementation of our fixed cost recovery mechanism pilot for another year until July 2022 or beyond, due to the continued uncertainties created by the COVID-19 pandemic; • An April 21, 2021 filing requesting approval to increase the forecasted costs used to develop rates for the recover of electric power costs through our Power Cost and Credit Adjustment Mechanism (PCCAM) by approximately $17 million; and • A May 2021 filing requesting approval to acquire electric capacity resources identified through our January 2020 RFP. • In May 2019, we filed proposed revisions to our FERC transmission rates. In November 2020 we reached a settlement with intervenors establishing formula rates. The settlement, and a motion to implement settlement rates, were filed on November 16th. The motion was granted on November 25th and we began charging settlement rates on December 1st. We refunded approximately $20.5 million to our wholesale customers in the first quarter of 2021. In March 2021, we submitted a compliance filing with the MPSC adjusting the FERC credit in our retail rates. The MPSC approved, on an interim basis, both the updated revenue credit and the refund amount* that will be completed over a one-year period, beginning April 1, 2021. *As of March 31, 2021 we had cumulative deferred revenue for refund of approximately $12.8 million.

ESG Advances 25 www.northwesternenergy.com/our-company/investor-relations THE USE BY NORTHWESTERN CORP OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF NORTHWESTERN CORP BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS-IS’ AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI. • NorthWestern has a new Environmental, Social and Governance landing page. The new page: • Consolidates existing ESG information; • Includes disclosures of 20 new and existing policies and standards necessary for a best-practices ESG program; and • Includes a new, easy reference, Sustainability Statistics Report to disclose 5-year trend of operational and financial ESG data and statistics. • We continue to make progress on several ESG ratings with the most substantial improvement at MSCI (from BB to A in the latest report). www.northwesternenergy.com/our-company/investor-relations/ESG-Sustainability • The first volume of BRIGHT Magazine was published this week. This quarterly publication will showcase our employees, our customers, our communities, and our commitment to sustainability.

ESG Publications 26 Environmental Social Governance http://www.northwesternenergy.com/our- company/investor-relations/proxy-materials http://www.northwesternenergy.com/our- company/investor-relations/annual-reports Annual Report Proxy Statement http://www.northwesternenergy.com /environment/our-environment Environmental Report http://www.northwesternenergy.com/community- works/community-works Code of Conduct These six publications provide valuable insight in NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. Community Works Report http://www.northwesternenergy.com/docs/default- source/documents/corporategovernance/code-of-conduct.pdf BRIGHT magazine https://www.northwesternenergy.com/docs/default- source/brightmagazine/bright_magazine_vol1_community_final.pdf

ESG - Environmental 27 65% of NorthWestern Energy’s 2020 Electric Generation Portfolio Delivered was Carbon-Free (based on megawatt hours) Beethoven Wind FarmMystic Dam Based upon 2020 MWH’s of owned and long-term contracted resources. NWE Montana & South Dakota combined 57% Carbon Free Nameplate Portfolio vs 29% National Average in 2019 (based nameplate megawatts via U.S. Energy Information Administration – form EIA-860)

ESG - Social 28 Community EmployeesCustomers $2.3 Billion Economic Output in 2020 ($2.013B in Montana & $249M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2020 411 Number of nonprofits that received grants through Employee Volunteer Program $9.4 Million Low-Income Energy Assistance in 2020 Safety Culture TransformationTypical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

ESG - Governance 29 What We Do: • Annual election of all directors. • Majority vote plus resignation standard in uncontested elections. If a director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, the director must submit a resignation for the Board to consider. • Allow shareholders owning 25 percent of our shares to call a special meeting. • Independent Board of Directors, except our CEO. • Independent Board Chair. • Each of our Board committees (audit, compensation, and governance ) is made up solely of independent directors. • Committee authority to retain independent advisors, which will be paid for by the company. • Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters. • Robust stock ownership guidelines for executive officers and directors. 20 / 20 – Women on Boards Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company’s ten directors are female. Corporate Governance Award Winner NorthWestern Corporation’s proxy statement has won governance awards – Best Proxy Statement (Small to Mid-Cap) by Corporation Secretary magazine (2014 & 2019) and Exemplary Compensation Discussion and Analysis from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our ‘12, ‘13, ‘16, ’17 & ‘18 statements Board of Directors Executive Team5th Best Score Among 50Publicly Traded North American Utility and Power Companies by Moody’s Investment Services on Best Governance Practices Other Recent Governance Recognition What We Don’t Do: • Poison pill or a shareholder rights plan. • Hedging of company securities. • Corporate political contributions. • Supermajority voting, except to approve certain business combinations or mergers. Corporate Governance Diverse Leadership CEO Pay Ratio To Average Employee Salary NWE 25:1 All Utilities Average 58:1 Peer Group Average 37:1

Our Carbon Reduction Vision for NorthWestern Energy in Montana 30 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free – 2018 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

Conclusion 31 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

32

NWE Capacity as compared to Regional Peers 33 NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers. Appendix

Significant Capacity Deficit in Montana 34Appendix NorthWestern Energy’s current resources provide about 755 MW of peaking capacity, which is the energy available during periods of our customers’ highest demand. An additional 645 MW of peaking capacity must currently be purchased from the market to meet our needs. Without new capacity, the market exposure will increase to about 725 MW by 2025 (including reserve margins). This need assumes continued development of cost effective demand side management (conservation) and small distributed generators (net-metering). Meeting peak load with market purchases means being exposed to the market at the worst possible time – when the market is most volatile and prices are high.

Accredited Capacity Contribution in Montana 35Appendix On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its 13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit. Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers. Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement included in NorthWestern Energy's 2020 Supplement to the 2019 Montana Electric Supply Resource Procurement Plan. Note: 2020 Nameplate Capacity MW's include resources that are on-line or in service as of 12/31/2020. Thermal long-term contracted resources of Yellowstone Energy Limited Partnership (YELP) and Colstrip Energy Limited Partnership (CELP) are listed at their contracted capacity rather than nameplate capacity.

Significant Capacity Retirements in the Pacific NW 36 Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability. Appendix Retired ahead of schedule (Jan ‘20)

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 37Appendix

Timeline of Montana Generation Portfolio 38 Since 2011, we have added over 775 MW of generation, both owned and long- term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix Owned and Long-Term Resource Portfolio Timeline

Comparison of Installed Capacity 39 MW 2019 of Total Dispatchable Non-Carbon 2019 QF Adds Proforma 2021 of Total Dispatchable Non-Carbon Coal / Coke 91 0.1% 0.1% 309 309 15.3% 15.3% Oil 351 0.4% 0.4% 0 0 0.0% Nuclear 2,393 3.0% 3.0% 0 0.0% Natural Gas 40,382 50.6% 50.6% 202 202 10.0% 10.0% Hydro 14,039 17.6% 17.6% 486 486 24.1% 24.1% Biomass 1,308 1.6% 0 0.0% Geothermal 2,760 3.5% 3.5% 0 0.0% Solar 12,527 15.7% 15.7% 17 160 177 8.8% 8.8% Wind 5,973 7.5% 7.5% 455 391 846 41.9% 41.9% 79,824 100.0% 54.1% 44.2% 1,469 551 2,020 100.0% 25.3% 74.7% Comparison of Installed Capacity (MW) - Dispatchability and Carbon Emitting Percent California NorthWestern Energy (Montana) MW Percent 22.7% Semi- dispatchable 25.3% Dispatchable NorthWestern (Montana) 24.1% Semi- dispatchable California 54.1% Dispatchable California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix

Summary Financial Results (First Quarter) 40 (1) Appendix (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

41 Gross Margin (First Quarter) (1) Appendix 41 (dollars in millions) Three Months Ended March 31, 2021 2020 Variance(1) Electric $ 189.9 $ 180.8 $ 9.1 5.0% Natural Gas 66.4 63.2 3.2 5.1% Total Gross Margin $ 256.3 $ 244.0 $ 12.3 5.0% (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. (1) Increase in gross margin due to the following factors: $ 4.1 Electric retail volumes 2.8 Natural gas retail volumes 2.1 Electric transmission (0.5) Montana natural gas production rates (1.4) Montana electric supply cost recovery 2.9 Other miscellaneous nonrecurring items $ 10.0 Change in Gross Margin Impacting Net Income $ 2.0 Property taxes recovered in revenue, offset in property tax expense 1.1 Production tax credits reducing revenue, offset in income tax benefit (0.8) Operating expense recovered in revenue, offset in operating expense $ 2.3 Change in Gross Margin Offset Within Net Income $ 12.3 Increase in Gross Margin

Weather (First Quarter) 42Appendix 42 Even with the February cold-snap, we experienced a warmer first quarter as compared to normal, which contributed approximately $1.3M pretax gross margin detriment but a $2.7M pretax benefit as compared to first quarter 2020.

Operating Expenses (First Quarter) 43Appendix (dollars in millions) Three Months Ended March 31, 2021 2020 Variance Operating, general & admin. $ 80.9 $ 79.0 $ 1.9 2.4% Property and other taxes 47.5 44.5 3.0 6.7% Depreciation and depletion 47.0 45.3 1.7 3.8% Operating Expenses $ 175.4 $ 168.8 $ 6.6 3.9% $3.0 million increase in property and other taxes due primarily to an increase in Montana state and local taxes. $1.7 million increase in depreciation and depletion expense primarily due to plant additions. Increase in Operating, general & administrative expense due to the following factors: $ (1.6) Uncollectible accounts (0.6) Travel and training (0.4) Labor (0.3) Generation maintenance 0.4 Employee benefits (1.1) Other miscellaneous decreases $ (3.6) Change in OG&A Items Impacting Net Income $ 4.5 Non-employee directors deferred compensation, offset in other income 1.8 Pension and other postretirement benefits, offset in revenue (0.8) Operating expenses recovered in trackers, offset in revenue $ 5.5 Change in OG&A Items Offset Within Net Income $ 1.9 Increase in Operating, General & Administrative Expenses

Operating to Net Income (First Quarter) 44Appendix $0.8 million decrease in interest expenses was primarily due lower interest on our revolving credit facility and higher capitalization of Allowance for Funds used During Construction (AFUDC), slightly offset by higher borrowings. $7.6 million increase in other income includes a $4.5 million increase in the value of deferred shares held in trust for non-employee directors deferred compensation and an $1.8 million decrease in other pension expense (both of which are offset in OG&A expenses with no impact to net income), and higher capitalization of AFUDC $1.8 million decrease in income tax benefit primarily due to higher pretax income partially offset by slightly improved permanent or flow-through adjustments. (dollars in millions) Three Months Ended March 31, 2021 2020 Variance Operating Income $ 80.9 $ 75.2 $ 5.7 7.6% Interest Expense (23.5) (24.3) 0.8 3.3% Other Income / (Expense) 5.6 (2.0) 7.6 380.0% Income Before Taxes 63.1 48.9 14.2 29.0% Income Tax Benefit 0.0 1.8 (1.8) (100.0%) Net Income $ 63.1 $ 50.7 $ 12.4 24.5%

Income Tax Reconciliation (First Quarter) 45Appendix We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2024.

Balance Sheet 46Appendix Targeted debt to capitalization ratio of 50%-55% 53.6% Debt to Capitalization at March 31, 2021

Cash Flow 47Appendix Cash from operating activities decreased by over $92 million primarily due to an $80.9 million increase in market purchases of supply resulting in an under collection of supply costs from customers in the current period due to colder winter weather in February 2021 and a refund of approximately $20.5 million to our FERC regulated wholesale customers in the first quarter of 2021.

(1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). Adjusted Non-GAAP Earnings (First Quarter) 48 The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. Appendix

Qualified Facility Earnings Adjustment 49Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders. The gain in 2020 for our QF liability was $3.1 million in total, it was comprised of $2.2 million adjustment to the liability and $0.9 million lower actual costs over last 12 months (QF contract year). This $3.1 million benefit is $3.3 million less than the $6.4 million total benefit we recognized in Q2 last year. Due to our expectations regarding the remeasurement frequency of our QF liability, we no longer reflect this adjustment as a non-GAAP measure.

Quarterly PCCAM Impacts 50Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

NWE Rate Base and Earnings Profile 51Appendix (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 9-12% of earnings from its jointly owned coal generation rate base. Data as reported in our 2020 10-K Coal Generation Rate Base as a percentage of Total Rate Base

2020 System Statistics 52 Note: Statistics above are as of 12/31/2020 except for electric transmission for others which is 2019 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors 53 Britt E. Ide • Committees: Governance, Operations • Independent • Director since April 2017 Anthony T. Clark • Committees: Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Committees: Human Resources (chair), Audit • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Operations (chair), Audit, • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO and President • Director since August 2008 Jeff W. Yingling • Committees: Audit, Governance • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources, Operations • Independent • Director since December 2019 Appendix

Strong Executive Team 54Appendix Robert C. Rowe • Chief Executive Officer • Current position since 2008 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer since 2012)

Our Commissioners 55Appendix

Non-GAAP Financial Measures (1 of 3) 56 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Appendix

Non-GAAP Financial Measures (2 of 3) 57 Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. Appendix

Non-GAAP Financial Measures (3 of 3) 58 The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance. Appendix

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